Exhibit 99.1

CORRECTING and REPLACING Pzena Investment Management, Inc. Announces December 31, 2007 Assets under Management and Earnings Conference Call

NEW YORK--(BUSINESS WIRE)--Third line of table heading in release dated Jan. 10, 2008 should read: $ billions (sted $ millions).

The corrected release reads:

PZENA INVESTMENT MANAGEMENT, INC. ANNOUNCES DECEMBER 31, 2007 ASSETS UNDER MANAGEMENT AND EARNINGS CONFERENCE CALL

Pzena Investment Management, Inc. (NYSE: PZN) today reported its preliminary assets under management as of December 31, 2007. The Company intends to provide this data on a monthly basis going forward.

AUM for month-end December 2007, quarter-end 2007, and year-end December 2006 are listed below:

Pzena Investment Management, Inc.
Assets Under Management
($ billions)

	As of	As of	As of
	December 31, 2007	September 30, 2007	December 31, 2006
Large Cap Value	$13.5	$17.3	$18.1
Value Service	5.0	5.8	5.7
Other Domestic	2.1	2.4	2.2
Global Value/
International Value	3.1	3.4	1.3
Total	$23.7	$28.9	$27.3

Separately-Managed Accounts	$14.1	$16.0	$14.6
Sub-Advised Accounts	9.6	12.9	12.7
Total	$23.7	$28.9	$27.3

Earnings Conference Call Announcement

A conference call to discuss the Company’s financial results and outlook will be held at 10:00 a.m. EST, February 12, 2008. The call will be open to the public.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to www.mshow.com to register. The show number is 340929 and the conference code is 30723032. Select the streaming audio option when you join the conference call. (Please note that your computer must be equipped with speakers and the appropriate software to use this option.) It is recommended that you register in advance to ensure that you will be able to connect quickly and successfully at the conference call time.

Teleconference Instructions: To gain access to the conference call via telephone, U.S./Canada callers should dial (877) 820-5027; international callers should dial (706) 679-9396. The show number is 340929 and the conference code is 30723032.

Replay: The conference call will be available for replay at the above access points through February 19, 2008.

About Pzena

Pzena Investment Management, LLC, the operating company of Pzena Investment Management, Inc., is a premier value-oriented investment management firm with a record of investment excellence and exceptional client service. Founded in late 1995, Pzena Investment Management has built a diverse, global client base. PZN stock began trading on the New York Stock Exchange on October 25, 2007. More firm and stock information is posted on the Company’s website, www.pzena.com.

Forward-Looking Statements

This news release may contain, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company's current assumptions, expectations and projections about future events. Words like “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are necessarily estimates reflecting the best judgment of the Company's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. The most significant of these factors include, but are not limited to, factors such as the performance of financial markets, general economic conditions, investment performance achieved for our clients, competitive conditions, and government regulations, including changes in tax rates. All forward looking-statements should be carefully considered in light of such factors.

Investors should further consider the information contained in the Company's filings with the SEC, including the factors described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s prospectus and 10-Q, as filed with the SEC on October 26, 2007 and December 5, 2007, respectively. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance, or achievements. In light of these risks, uncertainties, assumptions, and factors, any forward-looking statements discussed in fact may not occur. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of the news release.

The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this news release to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

CONTACT:
Pzena Investment Management, Inc.
Wayne Palladino, 212-583-0179
palladino@pzena.com